Q3 2021 Results October 27, 2021

Q3 2021 Results Not for Product Promotional Use Forward Looking Statement and Non-GAAP Financial Information 2 This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking statements, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such statements that are necessary for such reconciliation.

Not for Product Promotional Use Q3 2021 Results Giovanni Caforio Board Chair and Chief Executive Officer 3

Q3 2021 Performance

Operational Performance	**Strong commercial execution** • Sales of $11.6B in Q3; +10% YoY • Continued momentum for in-line brands & new product portfolio
Pipeline Execution	**Key milestones** • Relatlimab U.S. & EU filing, U.S. priority review with PDUFA of March 2022 • Multiple regulatory accomplishments: Opdivo, Abecma, Zeposia, & mavacamten
Financial Strength	**Strong financial results & outlook** • Continued Revenue & EPS growth • Reaffirm 2021 Revenue & raise lower-end of Non-GAAP EPS guidance range • Balance sheet strength & strong cash flow generation; debt repayments of ~$6.0B & executed share repurchases of ~$3.5B YTD
Intellectual Property	• Successful decision on Eliquis IP; LOE expected in April 2028*

Bristol Myers Squibb™ | Q3 2021 Results
*subject to additional appeals and challenges
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Execution Scorecard

Financial Expectations

- 2020-2025:
  - Low to mid-single digit revenue CAGR*
  - Low double-digit revenue CAGR for Continuing business*
- Operating margins low to mid 40%s**
- ~$3B of synergies by end of 2022
- $45B - $50B of free-cash flow 2021-2023**

On track based on 2021 guidance

2021 Key Milestones

Opdivo (+/- Yervoy)	*U.S./EU expected approvals:* 1L RCC (9ER) ✓, 1L GC (649, O+Chemo) ✓ adj Eso (577) ✓ adj MIBC (274) ✓
	1L Esophageal (CM-648) ✓
	Opdivo return to annual growth ✓
Relatlimab	1L Melanoma w/ Opdivo Ph3 ✓
Breyanzi	3L+ DLBCL U.S. ✓ / EU approval[3]
	2L TE ✓ and TNE DLBCL
	3L+ CLL[3]
Abecma	4L+ MM U.S.[1] ✓ / EU approval ✓
Iberdomide + dex	4L+ MM Ph 1b/2a ✓
Deucravacitinib	PsO (2nd study) Ph3 ✓ & U.S. filing
	UC Ph2 (POC) ✗
Zeposia	UC U.S. ✓ / EU approval
Cendakimab	Initiation of Ph3 ✓
Factor XIa inh.	Total Knee Replacement VTEp Ph2 (POC) ✓
Mavacamten	oHCM U.S. filing ✓ & approval[2]

[1] Approved after 4 prior lines of therapy
[2] PDUFA January 28, 2022
[3] Expected in 2022

2022/2023 Key Milestones

Opdivo (+/- Yervoy)	***Metastatic*** 1L HCC (CM-9DW)
	Adjuvant Neo-adj Lung EFS (CM-816) Peri-adj Lung (CM-77T)
Bempeg	1L melanoma[3] & 1L renal
Breyanzi	3L+ Follicular lymphoma
Abecma	3L+ MM (KarMMa-3) Ph3
	2L+ MM (KarMMa-2) POC
CC-92480	4L+ MM Ph1/2
CC-93269 (TCE)	Initiation of pivotal trial
Deucravacitinib	PsO U.S./EU approval
	CD & Lupus Ph2 (POC)
Zeposia	CD Ph3
Factor XIa inh.	Secondary Stroke Prevention Ph2 (POC)
Reblozyl	1L MDS (ESA naïve) COMMANDS Ph3
Ph 1/2 Pipeline	>20 POC decisions

To be expanded to include regulatory milestones pending future registrational successes

*At constant exchange rates - Non-GAAP: there is no reliable or reasonable estimable comparable GAAP metric for this Non-GAAP forward-looking information; **Non-GAAP: there is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

Bristol Myers Squibb | Q3 2021 Results
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Q3 2021 Results Not for Product Promotional Use Strong foundation for future growth 6 Strong execution Executing launches & advancing pipeline Significant opportunity for portfolio growth & renewal Foundation Established First/Best-in-Class Assets mavacamten deucravacitinib relatlimab Strong Innovation Engine Key Late-Stage Pipeline Opportunities milvexian iberdomide CC-92480 cendakimab BCMA TCE MORab-202 Strength across 4 therapeutic areas Broad & Diversified pipeline Depth across multiple research platforms Robust Commercial performance Multiple Approvals and launches Disciplined Business development Anticipated Launches

Not for Product Promotional Use David Elkins Chief Financial Officer 7 Q3 2021 Results

Q3 2021 Results Not for Product Promotional Use Net Sales $ in Billions Vs. Prior Year $3.3 11% $2.4 15% $1.9 7% $0.9 10% Strong Q3 performance in key franchises Net Sales $ in Billions Vs. Prior Year $0.9 5% $0.6 1% $0.5 15% $0.3 22% 8 ▲ ▲ ▲ ▲ ▲ ▲ ▲ Q3 2021 Total Sales: $11.6B, up 10% vs PY

Q3 2021 Results Not for Product Promotional Use US: Continued significant demand growth • Continued strong underlying demand • ~14% TRx growth Q3 2021 Eliquis performance 9Rx Source: Symphony Health Significant future growth opportunity • Expect to continue to grow share within an expanding class International: Strong demand growth • Continues to be #1 OAC in key markets Global net sales up 15% in Q3 51% 56% 23% 19% 26% 25% Q3 2020 Q3 2021 TRx Share - US Other NOACs Warfarin Eliquis 60% 63% 14% 12% 26% 25% Q3 2020 Q3 2021 NBRx Share – US

Q3 2021 Opdivo performance

Global net sales up 7% in Q3

U.S.

- Continued growth (+4% vs. PY) offset by Q2 inventory destocking (~$40m); 5% demand growth QoQ
- 1L lung* shares in low double-digits
- Leadership position in 1L renal
- Strong initial adoption in Upper GI & adj. esophageal; approved in adj. bladder cancer

International

- Strong growth (+11% vs. PY) driven by increased demand for new indications & expanded access

Near term growth drivers

- Momentum from recent launches
- Potential next launches:
  - 1L ESCC (CM-648): PDUFA May '22 & filed in EU

OPDIVO™ (nivolumab) INJECTION FOR INTRAVENOUS USE 10 mg/mL

Approx. U.S. Sales Mix



17%
24%
7%
28%
24%
NSCLC
RCC
Melanoma
Upper GI
All others

Approx. Ex-U.S. Sales Mix



4%
18%
30%
25%
23%

Note: percentages approximate based on tumor ranges

Bristol Myers Squibb™ | Q3 2021 Results

*excluding EGFR/ALK patients

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Q3 2021 Results Not for Product Promotional Use Q3 2021 Multiple Myeloma performance 11 $548 $586 $229 $265 Q3 2020 Q3 2021 Global sales growth of 11% • US sales growth of 11% ― Increased use of triplet regimens & longer treatment duration • International sales growth of 10% ― Demand from triplet regimens & maintenance use Global sales growth of 10% • Demand growth from new triplet regimens & use in earlier lines Global Net Sales $2,080 $2,303 $947 $1,044 Q3 2020 Q3 2021 US Ex-US

Q3 2021 Results Not for Product Promotional Use Advancing new product portfolio launches 12 $112 $128 $160 $24 $71 $18 $28 $40 $17 $30 $16 $16 $22 $15 $12 $21 $161 $225 $344 Q1 2021 Q2 2021 Q3 2021 Q3 2021 Global Net Sales Reblozyl Abecma Zeposia Breyanzi Inrebic Onureg • Growth from underlying demand & ~$20-25m inventory build • Encouraging NCCN update • Continue to secure reimbursement in international markets • First-in-class BCMA CAR T • Robust demand continues to exceed supply • Increased demand driven by best-in-class profile • Opportunity to expand into earlier lines (2L LBCL) • Momentum from MS launch • #1 S1P modulator in written Rx in MS • UC launch progressing well - focused on building demand & broadening access • Positive CHMP opinion in UC • Establishing profile in 1L AML response maintenance • Focused on increasing adoption & patient adherence

Q3 2021 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q3 2021 Q3 2020 Q3 2021 Q3 2020 Total Revenues, net 11.6 10.5 11.6 10.5 Gross Margin % 80.3% 76.3% 81.1% 80.6% MS&A 1.8 1.7 1.8 1.7 R&D 3.3 2.5 2.4 2.3 Effective Tax Rate 28.0% 16.8% 14.9% 17.1% Diluted EPS 0.69 0.82 2.00 1.63 Diluted Shares Outstanding (# in millions) 2,243 2,290 2,243 2,290 Q3 2021 Financial Performance 13

Significant financial flexibility to support a balanced approach to capital allocation

$B	Q3 2021
Total Cash**	~$15.7B
Total Debt	~$44.7B
Net Debt Position	~$29.0B

Future innovation through business development

- Strategically aligned
- Scientifically sound
- Financially attractive

Committed to reducing debt

- ~$6.0B in debt reduction YTD
- Maintain strong investment-grade credit ratings

Returning capital to shareholders

- Continued dividend growth*
- Executed ~$3.5B share repurchase YTD; ~$3.0B discretionary authorization available & remain opportunistic

*Subject to Board approval

**Cash includes cash, cash equivalents and marketable debt securities

Bristol Myers Squibb | Q3 2021 Results

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2021 Guidance

	GAAP		Non-GAAP	
	July (prior)	October (revised)	July (prior)	October (revised)
Net Sales	High single-digit increase	High single-digit increase	High single-digit increase	High single-digit increase
Gross Margin %	~79%	~79%	~80%	~80%
MS&A Expense	In line with 2020	In line with 2020	Low single-digit increase	Low single-digit increase
R&D Expense	Low single-digit decrease	Low single-digit increase	Mid single-digit increase	Mid single-digit increase
Tax Rate	~23%	~26%	~16%	~16.5%
Diluted EPS	$2.77 - $2.97	$2.68 - $2.83	$7.35 - $7.55	$7.40 - $7.55

Raised lower-end of Non-GAAP EPS guidance range

Bristol Myers Squibb™ | Q3 2021 Results

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Q3 2021 Results Not for Product Promotional Use Q&A Giovanni Caforio, M.D. Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer 16 Chris Boerner, Ph.D. Executive VP, Chief Commercialization Officer Samit Hirawat, M.D. Executive VP, Chief Medical Officer, Global Drug Development

2021 News Flow

Asset	Timing
Opdivo Approval in 1L renal (CM-9ER)	Approved in U.S. & EU
Opdivo Approval in 1L gastric (CM-649)	Approved in U.S. & EU
Opdivo Approval in adjuvant esophageal (CM-577)	Approved in U.S. & EU
Opdivo Approval in adjuvant MIBC (CM-274)	Approved in U.S.
Opdivo CM-648 in 1L esophageal	U.S. PDUFA - May 28, 2022 MAA under review
relatlimab + nivo vs nivo mono 1L Melanoma CA224-047	U.S. PDUFA - March 19, 2022 MAA under review
Breyanzi Approval in 3L+ LBCL	Approved in U.S. MAA under review[2]
Breyanzi 2L DLBCL (TRANSFORM) 3L+ CLL (TRANSCEND-CLL)	Positive topline June 2021 2H 2021[2]

Asset	Timing
Abecma Approval in 4L+ MM (KarMMa)	Approved in U.S.[1] & EU
Zeposia Approval in UC (TRUENORTH)	Approved in U.S. Positive CHMP Opinion
iberdomide + dex	Data to be presented at ASH 2021
deucravacitinib Psoriasis Ph3 POETYK PSO-2 (IM011-047)	Positive topline Feb 2021
deucravacitinib Ph2 POC in UC (LATTICE-UC)	PoC not established
milvexian (FXIa inhib) Ph 2 POC in VTEp in TKR	Data to be presented at AHA 2021
mavacamten Obstructive HCM (EXPLORER-HCM)	U.S. PDUFA - January 28, 2022 MAA under review

[1] Approved after 4 prior lines of therapy in U.S.
[2] Expected in 2022

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Active Clinical Development Portfolio

	Phase 1	Phase 2	Phase 3	Marketed
Oncology	AHR Antagonist (*Ikena*)[2]; Anti-NKG2A; CD3xPSCA (*GEMoaB*)[2]; TIGIT Bispecific; Anti-CCR8; Anti-OX40; IL-12 Fc; TGFβ Inhibitor; Anti-CTLA-4 NF-Probody; Anti-TIM3; motolimod; Anti-IL8; AR LDD; STING Agonist	Anti-CTLA-4 NF; Anti-CTLA-4 Probody; Anti-Fucosyl GM1; Anti-TIGIT; BET Inhibitor[1] (CC-90010); farletuzumab - eribulin ADC; LSD1 Inhibitor[1]	bempegal-desleukin; linrodostat; subcutaneous nivolumab; relatlimab[1]	OPDIVO (nivolumab); YERVOY (ipilimumab)
Hematology	A/I CELMoD (CC-99282); BCMA NKE; ROR1 CAR T; CD3xCD33 (*GEMoaB*)[2]; CK1α CELMoD; BCMA TCE; BCMA NEX T; CD33 NKE; GSPT1 CELMoD (CC-90009); BCMA CAR T (bb21217); CD19 NEX T; CD47xCD20; BCMA ADC; GPRC5D CAR T; BET Inhibitor[1] (CC-95775); Anti-SIRPα[1]	A/I CELMoD (CC-92480); BET Inhibitor (BMS-986158); iberdomide		Revlimid; Pomalyst (pomalidomide) capsules; Empliciti (elotuzumab); Reblozyl (luspatercept-aamt); ONUREG (azacitidine); Abecma (idecabtagene vicleucel); INREBIC; Breyanzi
Cardiovascular	FXIa Inhibitor; FPR-2 Agonist; Cardiac Myosin Inhibitor; ROMK Inhibitor	danicamtiv; FA-Relaxin; milvexian (FXIa Inhibitor)	mavacamten	Eliquis apixaban
Immunology	Anti-CD40; afimetoran (TLR 7/8 Inhibitor); IL2-CD25; Imm. Tolerance (*Anokion*)[2]; TYK2 Inhibitor	branebrutinib; MK2 Inhibitor; TYK2 Inhibitor (*Nimbus*)[2]; iberdomide; S1PR1 Modulator	deucravacitinib; cendakimab	ORENCIA (abatacept); ZEPOSIA (ozanimod)
Fibrosis	NME	HSP47; LPA_1 Antagonist; pegbelfermin		
Neuroscience	Anti-Tau (*Prothena*)[2]; BTK Inhibitor; FAAH/MGLL Dual Inhibitor; eIF2b Activator			
COVID-19		SARS-CoV-2 mAb Duo		

Data as of October 27, 2021

1 - In development for solid tumors and hematology;
2 - BMS has an exclusive option to license and/or option to acquire

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